Exhibit 99.1


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UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF NEW YORK
------------------------------------------------
In re Agway,Inc.,

                  Debtor.
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In re Agway General Agency, Inc.,                  CASE NO. 02-65872 (MAIN CASE)
                                                   THROUGH CASE NO. 02-65877
                  Debtor.
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In re Brubaker Agronomic Consulting Service LLC,   JOINTLY ADMINISTERED
                                                   CHAPTER 11 PROCEEDINGS
                  Debtor.
------------------------------------------------
In re Country Best Adams, LLC,

                  Debtor.
------------------------------------------------
In re Country Best-DeBerry LLC,

                  Debtor.
------------------------------------------------
In re Feed Commodities International LLC,

                  Debtor.
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                      NOTICE OF DEBTORS' MOTION PURSUANT TO
                 SECTION 1121(D) OF THE BANKRUPTCY CODE FURTHER
                   EXTENDING THE EXCLUSIVE PERIOD DURING WHICH
                DEBTORS MAY FILE A PLAN OF REORGANIZATION AND THE
                 PERIOD DEBTORS MAY SOLICIT ACCEPTANCES THEREOF
                 ----------------------------------------------

     PLEASE TAKE NOTICE, that on September 30, 2003, at 10:00 a.m. (Prevailing Eastern Time) of that day, or as soon thereafter as counsel can be heard, at the United States Bankruptcy Court for the Northern District of New York, United States Courthouse, 10 Broad Street, Utica, New York, Agway, Inc. ("Agway") and certain of its direct and indirect subsidiaries, as debtors and debtors in possession (collectively, the "Debtors"), will move this Court for an order, pursuant to Section 1121(d) of the Bankruptcy Code, further extending the


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exclusive period during which Debtors may file a plan of reorganization  and the period Debtors may solicit acceptances thereof.

     PLEASE TAKE FURTHER NOTICE that pursuant to Bankruptcy Rule 9014 and Local Rule 9013-1, if you intend to oppose the motion, such opposition must be in writing, shall (a) conform to the Federal Rules of Bankruptcy Procedure and the Local Rules of the United States Bankruptcy Court for the Northern District of New York; (b) set forth the name of the objector, and the documents supporting the objection; and (c) be filed with the Court and served so as to be received
                                                            --------------------
on or before 4:00 p.m. (Prevailing  Eastern Time)  on  September 25, 2003,  upon
(i) the attorneys for the Debtors, Menter, Rudin & Trivelpiece, P.C., 500 South Salina Street, Suite 500, Syracuse, New York 13202-3300 (Attn: Jeffrey A. Dove, Esq.), and Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, New York 10153-0119 (Attn: Marvin E. Jacob, Esq. and Judy G. Z. Liu, Esq.), (ii) the attorneys for the prepetition and postpetition lenders: Paul, Hastings, Janofsky & Walker LLP, 1055 Washington Boulevard, Stamford, Connecticut 06901 (Attn:
Leslie A. Plaskon, Esq. and W. Andrew P. Logan, Esq.), and Hancock & Estabrook, LLP, MONY Tower I (Zip Code 13202), P.O. Box 4976, Syracuse, New York 13221-4976 (Attn: Stephen A. Donato, Esq.), (iii) the attorneys for the Official General Unsecured Creditors Committee: Pachulski Stang, Ziehl Young & Jones, 461 Fifth Avenue, 25th Floor, New York, New York 10017-6234, (Attn: William P. Weintraub, Esq. and Robert J. Feinstein, Esq.), and (iv) the Office of the United States Trustee, 105 United States Courthouse, 10 Broad Street, Utica, New York 13502 (Attn: Guy A. Van Baalen, Esq.).


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Dated: September 12, 2003


                                     MENTER, RUDIN & TRIVELPIECE, P.C.

                                     By:             /s/Jeffrey A. Dove
                                     -------------------------------------------
                                     Jeffrey A. Dove, Esq. (Bar Roll No. 101532)
                                     500 South Salina Street, Suite 500
                                     Syracuse, New York  13202-3300
                                     Telephone:  (315) 474-7541
                                     Facsimile:   (315) 474-4040

                                                   -and-

                                     WEIL, GOTSHAL & MANGES LLP
                                     Marvin E. Jacob, Esq.
                                     Judy G. Z. Liu, Esq.
                                     767 Fifth Avenue
                                     New York, New York 10153-0119
                                     Telephone:  (212) 310-8000
                                     Facsimile:  (212) 310-8007

                                     ATTORNEYS FOR DEBTORS AND
                                     DEBTORS IN POSSESSION